EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
SEPTEMBER 2015 MONTHLY DIVIDEND AND
AUGUST 31, 2015 RMBS PORTFOLIO CHARACTERISTICS

•	September 2015 Monthly Dividend of $0.14 Per Share
•	RMBS Portfolio Characteristics as of August 31, 2015
•	1,020,841 cumulative shares repurchased through stock repurchase program

Vero Beach, Fla., September 14, 2015 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of September 2015. The dividend of $0.14 per share will be paid September 30, 2015, to holders of record on September 25, 2015, with an ex-dividend date of September 23, 2015.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of September 14, 2015, the Company had 21,941,652 shares outstanding, including 78,109 shares repurchased pursuant to the Company’s stock repurchase program through that date that have not yet settled. At June 30, 2015, the Company had 22,959,817 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of August 31, 2015 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2014.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Aug 2015 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Sep)
As of August 31, 2015
Adjustable Rate RMBS	$2,895	$3,097	106.98	0.16%	3.49%	0.25%
10-1 Hybrid Rate RMBS	53,954	55,148	102.21	2.76%	2.56%	6.40%
Hybrid Adjustable Rate RMBS	53,954	55,148	102.21	2.76%	2.56%	6.40%
15 Year Fixed Rate RMBS	103,027	108,438	105.25	5.44%	3.28%	5.24%
20 Year Fixed Rate RMBS	323,379	347,594	107.49	17.45%	4.00%	2.38%
30 Year Fixed Rate RMBS	1,264,666	1,366,643	108.06	68.60%	4.24%	4.21%
Total Fixed Rate RMBS	1,691,072	1,822,675	107.78	91.49%	4.13%	3.98%
Total Pass-through RMBS	1,747,921	1,880,920	107.61	94.41%	4.09%	4.05%
Interest-Only Securities	549,008	68,385	12.46	3.43%	3.60%	14.53%
Inverse Interest-Only Securities	194,792	42,924	22.04	2.16%	6.19%	15.08%
Structured RMBS	743,800	111,309	14.96	5.59%	4.60%	14.67%
Total Mortgage Assets	$2,491,721	$1,992,229		100.00%	4.12%	7.30%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of August 31, 2015			As of August 31, 2015
Fannie Mae	$1,633,634	82.0%	Whole Pool Assets	$1,646,065	82.6%
Freddie Mac	340,185	17.1%	Non Whole Pool Assets	346,164	17.4%
Ginnie Mae	18,410	0.9%	Total Mortgage Assets	$1,992,229	100.0%
Total Mortgage Assets	$1,992,229	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $66.0 million purchased in August 2015 which settle in September 2015, and excludes assets with a fair value of $174.2 million sold in August 2015 which settle in September 2015.

Repurchase Agreement Exposure By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of August 31, 2015	Borrowings(1)	Debt	in Days	Maturity
ED&F Man Capital Markets Inc	$178,475	9.2%	17	10/6/2015
Goldman, Sachs & Co	159,425	8.2%	15	9/17/2015
Cantor Fitzgerald & Co	148,439	7.7%	13	9/17/2015
J.P. Morgan Securities LLC	122,239	6.3%	12	9/29/2015
Merrill Lynch, Pierce, Fenner & Smith Inc	119,580	6.2%	14	9/14/2015
Wells Fargo Bank, N.A.	116,088	6.0%	13	9/14/2015
Mizuho Securities USA, Inc	115,925	6.0%	11	9/22/2015
Citigroup Global Markets Inc	115,904	6.0%	15	9/25/2015
ICBC Financial Services LLC	115,643	6.0%	15	9/18/2015
Mitsubishi UFJ Securities (USA), Inc	110,189	5.7%	24	10/30/2015
KGS-Alpha Capital Markets, L.P	103,162	5.3%	9	9/16/2015
RBC Capital Markets, LLC	101,823	5.3%	32	10/14/2015
Nomura Securities International, Inc.	98,279	5.1%	20	9/30/2015
South Street Securities, LLC	90,908	4.7%	14	9/21/2015
Daiwa Securities America Inc.	81,520	4.2%	10	9/14/2015
Morgan Stanley & Co	53,445	2.8%	9	9/9/2015
CRT Capital Group, LLC	45,721	2.4%	19	9/25/2015
Guggenheim Securities, LLC	42,268	2.2%	52	11/30/2015
Barclays Capital Inc	10,159	0.5%	14	9/14/2015
Suntrust Robinson Humphrey, Inc	4,374	0.2%	25	9/25/2015
Total Borrowings	$1,933,566	100.0%	16	11/30/2015

(1)
In August 2015, the Company purchased assets with a fair value of approximately $66.0 million which settle in September 2015 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of August 31, 2015
Adjustable Rate RMBS	$3,097	6	10.06%	2.00%	$19	$(20)
Hybrid Adjustable Rate RMBS	55,148	89	7.56%	2.00%	931	(1,100)
Total Fixed Rate RMBS	1,822,675	n/a	n/a	n/a	31,660	(41,943)
Total Pass-through RMBS	1,880,920	n/a	n/a	n/a	32,610	(43,063)
Interest-Only Securities	68,385	n/a	n/a	n/a	(11,465)	9,534
Inverse Interest-Only Securities	42,924	1	6.39%	n/a	(308)	(1,028)
Structured RMBS	111,309	n/a	n/a	n/a	(11,773)	8,506
Total Mortgage Assets	$1,992,229	n/a	n/a	n/a	$20,837	$(34,557)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$916,667	Mar-2019	$(14,536)	$17,188
Treasury Futures Contracts - Short Positions			185,000	Dec-2025	(7,658)	7,112
Payer Swaption			100,000	Sep-2025	-	2
Grand Total					$(1,357)	$(10,255)

(1)
Modeled results from Citigroup Global Markets, Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR Option-Adjusted Spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at 127-02 at August 31, 2015. The nominal value of the short position was $235.1 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400